EXHIBIT 10.26

THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                           Dynamic Leisure Corporation
                         8% Convertible Promissory Note

Issue Date: May 1, 2007
Principal Amount:   Up to $300,000.00

         1. Consideration. FOR VALUE RECEIVED, Dynamic Leisure Corporation (the "Company"), a Minnesota corporation, hereby promises to pay to the order of Miller Investments, LLC or its registered assigns (hereinafter, the "Holder"), $150,000.00 in lawful money of the United States on September 1, 2007 (the "Maturity Date"), with interest thereon from the date of this Promissory Note in like money at the rate of eight percent (8%) per annum on the unpaid balance of this Promissory Note until paid. The outstanding principal amount under this Note shall be reduced by that portion of the principal amount of the Promissory Note that has been converted into the Company's common stock, par value $.0001 per share (the "Common Stock"), pursuant to Section 4, or redeemed pursuant to
Section 6. Holder shall deliver the Principle Amount in two payments, the first payment of Fifty Thousand ($50,000.00) on April 16th, 2007 and the second payment of One Hundred Thousand ($100,000.00) payable concurrently with the execution of this Note. The Holder has an option on the remaining portion of the Note (see section 11).

         2. Payment. Principal and interest shall be payable at the most recent address as the Holder shall have designated to the Company in writing. No payment of the principal of the Promissory Note may be made prior to the Maturity Date by the Company without the consent of the Holder, except as otherwise provided herein. At the Holder's option, any interest payment required to be paid on this Promissory Note may be made in the form of Common Stock, with the number of shares of such Common Stock to be payable in lieu of such interest payments to be determined in accordance with the provisions of Section 4, as if such interest payment were a portion of the principal amount of the Promissory Note to be converted into Common Stock.

         3. Issuance of Promissory Notes. This Promissory Note has been issued by the Company pursuant to the authorization of the Board of Directors of the Company (the "Board").

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         4. Conversion Price. At the option of the Holder hereof, all or any part of the unpaid principal amount of this Promissory Note may, upon execution of the Notice of Conversion attached hereto and the surrender of this Promissory Note to the Company for conversion into fully-paid, nonassessable shares of Common Stock, at a conversion price (the "Conversion Price") equal to the lesser of either (i) one dollar per share ($1.00) or (ii) the price per share in the Company's next sale of its equity securities (or securities convertible into equity securities, but not including the conversion or exercise of any securities convertible into or exercisable for shares of Common Stock of the Company issued and outstanding on the date of this Note). In the event that Holder converts, Holder shall be entitled to piggyback registration rights in the Company's next registration statement, all as otherwise limited by rule 415 and in such event, the party with primary registration rights shall be entitled to first priority. Upon conversion, the Company will deliver the shares in 10 business days to the Holder.

         5. Limitation on Certain Corporate Acts. The Company hereby covenants and agrees that upon any consolidation or merger or upon the transfer of all or substantially all of the property or assets of the Company, the due and punctual payment of the principal and interest on this Promissory Note in accordance with its terms shall be expressly assumed by the corporation formed by such consolidation or into which the Company shall have merged, or by the purchaser of such property or assets; and such assumption shall be an express condition of such merger or consolidation agreement or agreement for the transfer of property or assets.

         6. Events of Default. Any one or more of the following events shall constitute an Event of Default :

                  (a) The Company shall fail to pay Holder within five (5) business days of the due date, any principal or interest payment on the due date hereunder;

                  (b) Failure to deliver the shares of Common Stock required to be delivered upon conversion of this Promissory Note in the manner and at the time required;

                  (c) Failure of the Company to have authorized the number of shares of Common Stock issuable upon conversion of this Promissory Note;

                  (d) A decree or order by a court having jurisdiction has been entered adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization of the Company under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of sixty (60) days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of sixty (60) days; or

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                  (e) the Company institutes proceedings to be adjudicated a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization under applicable law, or consents to the filing of any such petition or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; then, and in each and every such case, so long as such event of default has not been remedied and unless the principal of this Promissory Note has already become due and payable, the Holder, by notice in writing to the Company, may declare the outstanding and unpaid principal of this Promissory Note and the interest accrued thereof, if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything herein contained to the contrary notwithstanding.

         7. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding principal and interest due under the Note payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein. In addition to the foregoing remedies, upon the occurrence of an event of default, the Company will issue to the Holder 50,000 shares of the Company's Common Stock and for each month that an Event of Default is not cured, the Company shall issue to the Holder an additional 50,000 shares of the Company's Common Stock up to a maximum of 650,000 shares. The number of shares issuable shall be pro rated for any partial month that an Event of Default is not cured.

         8. Transferability. This Promissory Note is transferable, in whole or in part. The Holder may submit a written request, in person or by his duly authorized attorney, for a transfer of the Promissory Note on the register of the Company maintained at its principal offices. In the event that the Holder should seek to transfer this Promissory Note, the Company shall hereby have a right of first refusal to purchase this Promissory Note upon the same terms and conditions as have been offered to any other third party ("the Potential Purchaser"). If the Company does not elect to purchase this Promissory Note within 5 business days of the Request for Transfer, the Holder may transfer this Promissory Note to a Potential Purchaser. The Company may deem and treat the person in whose name this Promissory Note is registered as the absolute owner hereof, for the purpose of receiving payment of the principal thereof and interest hereon, whether or not the same shall be overdue, and for all other purposes whatsoever, including but without limitation, the giving of any written notices required hereunder, and the Company shall not be affected by any notice to the contrary.

         9. Acceptance of Holder. This Promissory Note is subject to all of the covenants, obligations, conditions, rights, limitations and other provisions stated herein, to all of which the Holder and each successive holder hereof by acceptance of this Promissory Note assents.

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         10. Amendments and Modification. Changes in or additions to this
Promissory Note may be made, and compliance with any covenant or condition herein set forth may be omitted only if the Company shall obtain the written consent from the Holder of this Promissory Note.

         11. Option. Holder has the option to place up to an additional one hundred-fifty thousand dollars ($150,000.00) of financing to the Company on the same terms and conditions as those provided herein within the next thirty (30) days from the date of this Note.

         12. Non-Waiver. Neither any failure nor any delay on the part of the Holder of this Promissory Note in exercising any right, power, or privilege hereunder shall operate as a waiver of any rights of any holder hereof, nor shall a single or partial exercise of any right preclude any other or further exercise of any other right, power or privilege accorded to any Holder hereof.

         13. Attorney's Fees. If this Promissory Note shall not be paid when due and shall be placed by the Holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, or if this Promissory Note shall not be converted into shares of Common Stock and an action is brought by the Holder with respect thereto, the Company shall pay attorney's fees to the Holder hereof, together with reasonable costs and expenses of collection or enforcement incurred in connection with any such action.

         14. Governing Law. This Promissory Note shall be construed and enforced in accordance with and governed by the laws of the State of Georgia, without giving effect to principles of conflicts of law.

         15. Venue/Jurisdiction. The parties hereto submit to the jurisdiction of the Superior Court of the County of Fulton, Georgia, and the parties stipulate and agree that venue for disputes arising under or related to the Agreement or the terms thereof, whether arising in tort or contract, shall be proper in that court.

         IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed on May 1, 2007.

Dynamic Leisure Corporation

By: __________________
Name: Daniel G. Brandano
Title: President & C.E.O.

Accepted by:

By:_____________________
Name:
Miller Investments, LLC
FEIN Number ______________

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                              NOTICE OF CONVERSION

The conversion form appearing below should only be executed by the Holder desiring to convert all or part of the principal amount of the Promissory Note attached hereto.

                                 CONVERSION FORM

Date:


TO:


The undersigned hereby exercises the conversion privilege upon the terms and conditions set forth in the attached Promissory Note, to the extent of the maximum number of shares of Common Stock issuable pursuant to the terms the Promissory Note, and accordingly, authorizes the Company to apply $__________ principal amount of the attached Promissory Note to payment in full for such shares of Common Stock. Please register such shares and make delivery thereof as follows:

         Registered in the Name of (Giving First or Middle Name in Full)

         Name
         (Please Print)
         Address

DELIVERY INSTRUCTIONS

         To be completed ONLY if Certificates are to be mailed to persons other than the Registered Holder.

         Name
         (Please Print)
         Address
         Signature

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                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________ ____________________________________ the within
Promissory Note and all rights thereunder, hereby irrevocably authorizing the Company to transfer said Promissory Note on the books of the Company, with full power of substitution in the premises.


Dated:

Signature: ___________________________

Print Name: ___________________________


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